VALIC COMPANY I

Large Capital Growth Fund

Supplement to the Summary Prospectus dated October 1, 2011

Large Capital Growth Fund. In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager John Massey is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Janet Walsh	2011	Senior Vice President and Portfolio Manager

All changes reflected herein are effective immediately.

Date:     October 11, 2011